Exhibit 99.2

Company Contact:	Investor Contact:	New Mountain Contact:
Nicole Collins	Sharon Merrill Associates	Dana Gorman
(978) 656-3594	(617) 542-5300	Abernathy MacGregor
NCollins@trcsolutions.com	trr@investorrelations.com	(212) 371-5999
dtg@abmac.com

TRC Enters into Definitive Agreement With New Mountain Capital to Become a Private Company

TRC Stockholders to receive $17.55 per share of common stock in cash

Transaction provides significant value to shareholders and positions TRC to invest in and capitalize on long-term growth opportunities

LOWELL, Mass. — March 31, 2017 - TRC Companies, Inc. (NYSE: TRR) today announced that it has entered into a definitive merger agreement with affiliates of New Mountain Partners IV, L.P., an investment fund managed by New Mountain Capital, LLC, a leading growth-oriented investment firm headquartered in New York, under which New Mountain will acquire TRC in an all cash transaction valued at $17.55 per share of common stock.  This represents a significant premium over the 90-day average.

The merger agreement and the transaction has been unanimously approved by TRC’s Board of Directors.

TRC is a leading engineering, environmental consulting and construction management firm that provides integrated services to the power, environmental, infrastructure and oil and gas markets.  With more than 4,100 staff at more than 120 offices in the U.S. and the U.K, TRC serves a broad range of commercial, industrial and government clients, implementing complex projects from initial concept to operations.

“This transaction will deliver immediate value to our shareholders while enabling TRC to continue to pursue its long-term growth strategy,” said TRC Chairman and Chief Executive Officer Chris Vincze. “We are confident this partnership with New Mountain Capital represents the best path forward for all of TRC’s stakeholders.  New Mountain’s culture and values are aligned to our own and I believe their growth-oriented investment approach, extensive industry experience and reputation for integrity differentiate them as the ideal partner for TRC.”

“We believe TRC is a leading platform in the industry and have been highly impressed with the Company’s best-in-class talent, exceptional culture and proven leadership team,” said Lars Johansson of New Mountain Capital. “The Company has a successful track record of delivering the highest quality solutions to its customers, which we believe is crucial to their success.  TRC has shown the ability to grow both organically and through acquisitions, and New Mountain is excited to support management’s existing strategy and their goal of being the #1 North American engineering and construction management firm.”

Matt Holt of New Mountain Capital added, “New Mountain identified the infrastructure services sector for prospective investment many years ago, and we believe it is a highly attractive industry with significant growth potential.  We have been methodically studying the market for opportunities, and we selected TRC as the ideal platform to build a differentiated leader across the Power, Environmental, Energy and Transportation verticals.  We admire what the leadership team of TRC has built and we look forward to working with them to support an accelerated growth plan.  Our approach emphasizes growth and business building over financial engineering, and we believe this partnership will create significant value for all stakeholders including customers, partners and the TRC employees.”

New Mountain plans to operate TRC as a standalone business operation with the current management team remaining in place.

“TRC’s success has been built on the deep expertise and knowledge base of our employees, and they remain our greatest asset and priority,” Vincze continued. “We are confident that under our new ownership our clients will continue to experience the exceptional service they expect from TRC.”

Completion of the transaction is subject to customary closing conditions, including the approval of TRC’s stockholders and expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.  The transaction is expected to be completed prior to June 30, 2017.

Houlihan Lokey Capital, Inc. is acting as financial advisor to TRC and Covington & Burling LLP is acting as legal advisor to TRC.

Barclays is acting as M&A advisor to New Mountain and Kirkland & Ellis LLP is acting as legal advisor to New Mountain.  New Mountain also received M&A and industry advice from EFCG (Environmental Financial Consulting Group).

About TRC

A pioneer in groundbreaking scientific and engineering developments since the 1960s, TRC is a national engineering, environmental consulting and construction management firm that provides integrated services to the power, environmental, infrastructure and oil and gas markets. TRC serves a broad range of commercial, industrial and government clients, implementing complex projects from initial concept to delivery and operation. TRC delivers results that enable clients to achieve success in a complex and changing world. TRC trades on the NYSE under the symbol

TRR. For more information, visit TRC’s website at www.trcsolutions.com, follow us on Twitter or StockTwits at @TRC_Companies or find us on LinkedIn.

About New Mountain Capital

New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, public equity and credit funds with approximately $15 billion in aggregate capital commitments. New Mountain seeks out what it believes to be the highest-quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit www.newmountaincapital.com.

Forward-Looking Statements

Certain statements in this press release may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to the proposed transaction and business combination between New Mountain Partners and TRC, including statements regarding the benefits of the transaction and the anticipated timing of the transaction. Investors can generally identify these statements by forward-looking words such as “may,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or other words of similar import. Investors should consider statements that contain these words carefully because they discuss TRC’s future expectations, contain projections of TRC’s future results of operations or of its financial condition, or state other “forward-looking” information. There may be events in the future that TRC is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations described in its forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect TRC’s business and the price of the common stock of TRC, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of TRC and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on TRC’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of TRC and potential difficulties in TRC’s employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from TRC’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against TRC, its officers or directors related to the merger agreement or the transaction, (viii) the possibility that competing offers or acquisition proposals for TRC will be made; and, (ix) the ability of New Mountain to implement its plans, forecasts, and other expectations with respect to TRC’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this communication. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information About the Transaction and Where to Find it

This communication may be deemed solicitation material in respect of the proposed acquisition of TRC by New Mountain Capital. TRC intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed transactions. This communication does not constitute a solicitation of any vote or approval.  THE COMPANY’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER.  Investors and stockholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they became available) from the SEC’s website at www.sec.gov or by accessing the Company’s website at www.trcsolutions.com.

Certain Information Concerning Participants

TRC, its directors, executive officers and certain other members of management and employees of TRC may be deemed to be participants in the solicitation of proxies from TRC’s stockholders with respect to the proposed transactions.  Information about such persons who may, under the rules of the SEC, be considered participants in the solicitation of TRC’s stockholders in connection with the proposed transactions, and any interest they have in the proposed transactions, will be set forth in TRC’s definitive proxy statement when it is filed with the SEC.  You can find additional information about TRC’s directors and executive officers in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on October 18, 2016, and its Annual Report on Form 10-K for the year ended June 30, 2016, which was filed with the SEC on August 31, 2016.  These documents (when available) may be obtained as indicated above.